               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  Form 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 April 20, 2004



                      MATTHEWS INTERNATIONAL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Pennsylvania                   0-9115               25-0644320
   ----------------------------     ------------------        ------------
   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)              File Number)       Identification No.)



   Two NorthShore Center, Pittsburgh, PA                       15212-5851
  ----------------------------------------                     ----------
  (Address of principal executive offices)                     (Zip Code)



  Registrant's telephone number, including area code:       (412) 442-8200
                                                            --------------

Item 12.  Results of Operations and Financial Condition

On April 20, 2004, Matthews International Corporation issued a press release announcing its earnings for the second fiscal quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MATTHEWS INTERNATIONAL CORPORATION
                                                      (Registrant)


                                       By  Steven F. Nicola
                                           ----------------------------------
                                           Steven F. Nicola
                                           Chief Financial Officer,
                                            Secretary and Treasurer




Date: April 21, 2004

              MATTHEWS INTERNATIONAL CORPORATION AND SUBSIDIARIES
                                   EXHIBITS
                                    INDEX
                                  ----------


The following Exhibit to this report is filed herewith.



     Exhibit
       No.        Description
     -------      -----------
      99.1        Press release, dated April 20, 2004, issued by
      Matthews International Corporation.